SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
(the "Funds")

Supplement Dated February 26, 2025
to the Prospectus, dated September 30, 2024, as amended on November 5, 2024, December 16, 2024,
January 22, 2025 and February 18, 2025 (the "Prospectus")

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Sub-Adviser Name for the Funds

EAM Investors, LLC ("EAM Investors"), which serves as a sub-adviser to the Funds, changed its name to The Informed Momentum Company LLC. As such, the Prospectus is hereby amended as follows:

In the Fund Summary of the Funds, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the section of the chart relating to EAM Investors, LLC is hereby deleted and replaced with the following in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
The Informed Momentum Company LLC	Travis T. Prentice	Since 2018	Chief Investment Officer and Portfolio Manager

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Small Cap Fund," the paragraph relating to EAM Investors, LLC is hereby deleted and replaced with the following in the appropriate alphabetical order thereof:

The Informed Momentum Company LLC: The Informed Momentum Company LLC (IMC), located at 215 Highway 101, Suite 216, Solana Beach, California 92075, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Travis T. Prentice manages the portion of the Small Cap Fund's assets allocated to IMC. Mr. Prentice serves as Chief Investment Officer and Portfolio Manager at IMC and has managed the firm's small cap growth strategy since January 2018.

In addition, under the same section, under the heading titled "Small Cap II Fund," the paragraph relating to EAM Investors, LLC is hereby deleted and replaced with the following in the appropriate alphabetical order thereof:

The Informed Momentum Company LLC: The Informed Momentum Company LLC (IMC), located at 215 Highway 101, Suite 216, Solana Beach, California 92075, serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. Travis T. Prentice manages the portion of the Small Cap II Fund's assets allocated to IMC. Mr. Prentice serves as Chief Investment Officer and Portfolio Manager at IMC and has managed the firm's small cap growth strategy since January 2018.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1586 (02/25)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
(the "Funds")

Supplement Dated February 26, 2025
to the Statement of Additional Information, dated September 30, 2024, as amended on November 5, 2024, December 16, 2024, January 22, 2025 and February 18, 2025 (the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

EAM Investors, LLC ("EAM Investors"), which serves as a sub-adviser to the Funds, changed its name to The Informed Momentum Company LLC. As such, the SAI is hereby amended as follows.

All references to "EAM Investors, LLC" are hereby deleted and replaced with "The Informed Momentum Company LLC" and all abbreviations for "EAM Investors" are hereby deleted and replaced with "IMC" in the appropriate alphabetical order thereof.

Additionally, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," under the sub-heading titled "EAM Investors, LLC," the paragraph relating to EAM Investors, LLC is hereby deleted and replaced with the following in the appropriate alphabetical order thereof:

THE INFORMED MOMENTUM COMPANY LLC—The Informed Momentum Company LLC ("IMC"), located at 215 Highway 101, Suite 216, Solana Beach, California, serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap II Funds. IMC was founded as a California Limited Liability Company in 2007. IMC employees own 56% of IMC. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm.

Additionally, under the section titled "The Adviser and Sub-Advisers," under the heading titled "Portfolio Management," the sub-section titled "EAM Investors, LLC" and the information thereunder is hereby deleted and replaced with the following in the appropriate alphabetical order thereof:

The Informed Momentum Company LLC

Compensation.  SIMC pays IMC a fee based on the assets under management of the Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between IMC and SIMC. IMC pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap II Funds. The following information relates to the period ended December 31, 2024. IMC's portfolio manager is paid a competitive salary and participates in the firm's revenue share plan. The portfolio manager is also equity owner and is eligible for equity-based distributions from profits.

Ownership of Fund Shares.  As of December 31, 2024, IMC's portfolio manager did not beneficially own any shares of the Small Cap or Small Cap II Funds.

Other Accounts. As of December 31, 2024, in addition to the Small Cap and Small Cap II Funds, IMC's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Travis T. Prentice	4	$234	8	$1,450	13	$751

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. All IMC portfolios within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. IMC does not currently have any performance-based fee schedules with clients. The firm's personal trading policy restricts personal trading in any security with a market cap below $25 billion, well above the range of all IMC portfolios. Because of these factors IMC would not expect the portfolio manager to have a material conflict of interest in managing any client's portfolios.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1587 (02/25)